UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 7.01.        Regulation FD Disclosure.

On March 27, 2020, InPoint Commercial Real Estate Income, Inc. (the “Company”) distributed a letter to the Company’s stockholders regarding the Company’s continuous public offering (the “Offering”) advising of the suspension of (i) the sale of shares of the Company’s common stock (the “Shares”) in the Offering, (ii) the Company’s share repurchase plan (the “SRP”), (iii) the payment of distributions to the Company’s stockholders and (iv) the Company’s distribution reinvestment plan (the “DRP”), each as described under Item 8.01 below. A copy of the form of letter to the Company’s stockholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Filed as Exhibit 99.2 to this Current Report, and incorporated by reference in this Item 7.01, is a copy of a press release issued by the Company on March 27, 2020 addressing the actions described above.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.         Other Events.

Suspension of Public Offering, Share Repurchase Plan, Distributions and Distribution Reinvestment Plan

On March 24, 2020, the Company’s board of directors (the “Board”) unanimously approved the suspension of (i) the sale of Shares in the Offering, effective immediately, (ii) the operation of the SRP, effective immediately, (iii) the payment of distributions to the Company’s stockholders, effective immediately, and (iv) the operation of the DRP, effective as of April 6, 2020. The Offering, the SRP, the payment of distributions and the DRP will each remain suspended until such time as the Board approves their resumption.

In determining to suspend the Offering, the SRP, the payment of distributions and the DRP, the Board considered various factors, including the impact of the global COVID-19 pandemic on the economy, the inability to accurately calculate the Company’s net asset value (“NAV”) per share due to uncertainty, volatility and lack of liquidity in the market, and the Company’s need for liquidity in these uncertain and rapidly changing conditions. While it is extremely difficult to predict when market conditions will enable an accurate calculation of the Company’s NAV, the Board believes that this is a temporary market disruption. The Company will continue to closely monitor this situation in order to determine an appropriate time to resume the Offering, the SRP, the payment of distributions and the DRP.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No. Description

99.1 InPoint Commercial Real Estate Income, Inc. Letter to Stockholders

99.2 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
Date:	March 27, 2020	By:	/s/ Mitchell A. Sabshon
Mitchell A. Sabshon
Chief Executive Officer